EXHIBIT 10.9

				SURGILIGHT, INC.

			DEPOSIT ACCOUNTS ASSIGNMENT

	THIS ASSIGNMENT is made the 20th day of April, 2007, by SURGILIGHT, INC., a Florida corporation (the "Assignor"), in favor of GEM SurgiLight Investors, LLC, a limited liability company organized under the laws of New York, with offices at 9 West 57th Street, New York, NY 10022, as Lender (in such capacity, the "Assignee") under the Loan Agreement (as such term is hereinafter defined).

				WITNESSETH THAT:
WHEREAS:

	A. By a secured line of credit loan agreement dated the date hereof (herein, as at any time amended and/or supplemented, called the "Loan Agreement") among the Assignor and the Assignee, the Lender has agreed to make available to the Assignor a line of credit facility (the "Facility") in the maximum principal amount of US$2,500,000 at any one time outstanding; and

	B. It is a condition precedent to the establishment of the Facility under the Loan Agreement that the Assignor enter into this Assignment.

	NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and by way of security for the due performance of all of the obligations of the Assignor under the Loan Agreement, the Note and the Security Documents (as such terms are defined in the Loan Agreement) to which the Assignor is a party between the Assignor and the Lender, in connection therewith:

	1. The Assignor, as beneficial owner, does hereby assign, transfer and set over unto the Assignee and does hereby grant a security interest in, all of its right, title and interest in and to all moneys on deposit in (a) Account No. 102005435, maintained in its name with Fullerton Community Bank, (the "Depositary"), and (b) any other accounts now or hereafter maintained by or on behalf of the Assignor with the Depositary or with any other financial institutions, together with interest on any of the foregoing and proceeds thereof.

	2. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the property hereby assigned to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in a material alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor does hereby constitute the Assignee, the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) should an Event of Default (as such term is defined in the Loan Agreement) have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

	3. Unless and until the Assignee gives written notice to the contrary to the Depositary or to any other financial institution at which any of the accounts which are the subject of this Assignment are maintained, the Assignor, subject to the limitations hereinafter set forth, may exercise all its rights under and with respect to the relevant accounts, including the right to withdraw and transfer moneys therefrom. The Assignee agrees that it will not give any such notice unless an Event of Default shall have occurred and be continuing.

	4. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee of any security or of any payment of or on account of any of the amounts due from the Assignor to the Assignee, and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

	5. The Assignor agrees that (i) it will give the Depositary notice of this Assignment, in the form annexed hereto as Exhibit 1, immediately upon the execution hereof, and obtain acknowledgment of this Assignment from the Depository, (ii) it will promptly notify the Assignee of any accounts hereafter opened or maintained with the Depositary or any other financial institution by, or on behalf of, the Assignor, (iii) with respect to such other accounts, it will promptly give the Depositary or such other financial institution notice of this Assignment in the form annexed hereto as
Exhibit 1, and (iv) at any time and from time to time upon the written request of the Assignee it will promptly and duly execute and deliver to the Assignee any and all such further instruments and documents as the Assignee may reasonably deem advisable in obtaining the full benefits of this Assignment and the rights and powers herein granted.

	6. If any provision of this Assignment shall at any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that it should transpire that by reason of any law or regulation in force or to become in force, or by reason of a ruling of any court whatsoever, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as in the reasonable opinion of the Assignee shall be required in order to ensure and give effect to the full intent of this Assignment.

	7. It is declared and agreed that the security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Loan Agreement, the Note, the Security Documents to which the Assignor is a party between the Assignor and the Assignee, and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Assignee for all or any part of the moneys hereby secured.

	8. Any and all monies received by the Assignee under this Assignment shall be applied as provided in Clause 7.2 of the Loan Agreement.

	9. When all obligations owing to the Assignee under or in connection with the Loan Agreement, the Note, and the Security Documents have been paid or discharged in full, all in accordance with the applicable provisions thereof, all the right, title and interest herein assigned shall revert to the Assignor, and this Assignment shall terminate.

	10.  EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN
ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO OR ANY BENEFICIARY HEREOF IN ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.

	11. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS EXECUTED IN THE STATE OF NEW YORK.

	IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed on the day and year first above written.

					SURGILIGHT, INC.


					By: /s/ Timothy Shea
                                           -----------------
					Name: Timothy Shea
					Title: President



					GEM SURGILIGHT INVESTORS, LLC
					by GEM SURGILIGHT MANAGEMENT, LLC,
					its MANAGING MEMBER

                              		By:/s/ Edward Tobin
	                                   ----------------
					Name:  Edward Tobin
					Title:  Member


			   NOTICE OF ASSIGNMENT
				OF ACCOUNT

				April  , 2007

To:	Fullerton Community Bank
	200 W. Commonwealth Avenue
	Fullerton, CA 92832
	Phone (714) 57807500

		RE:	SurgiLight, Inc.
		Account No. 102005435

Dear Sirs:
	Please be advised that pursuant to a Deposit Accounts Assignment dated today between the undersigned, SurgiLight, Inc., and GEM SurgiLight Investors, LLC, acting with offices at 9 West 57th Street, , New York, New York (the "Assignee"), as Lender, we have assigned to the Assignee all of our right, title and interest in and to Account No. 102005435
(the "Account"), maintained with you in our name, together with interest thereon.

	You are hereby irrevocably directed to follow any and all instructions from the Assignee with respect to the Account, and forthwith to pay over to the Assignee all funds then on deposit or subsequently received in or for said Account, upon receipt of instructions from the Assignee to such effect.


					SURGILIGHT, INC.
					By:/s/ Timothy Shea
                                           ----------------
					Name: Timothy Shea
					Title: President